UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2025

Phunware Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37862	30-1205798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 693-4199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

The Board of Directors of Phunware, Inc. (the “Company”) has fixed May 6, 2025 as the date for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and the close of business on March 10, 2025 as the record date for determining stockholders entitled to receive notice of, and vote at, the 2024 Annual Meeting.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the Company’s bylaws, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must be received by the Corporate Secretary at the Company’s principal executive offices at 1002 West Avenue, Austin, Texas 78701 on or before the close of business on March 17, 2025. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

In addition, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2024 Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the 2024 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on March 17, 2025.

Item 8.01 Other Events.

Compliance with Nasdaq Listing Requirements

As previously reported on the Company’s Current Report on Form 8-K dated March 4, 2025, the Company’s board of directors (the “Board”) appointed Quyen Du as a Class III director and a member of the Board’s audit committee, compensation committee and nominating and corporate governance committee. On March 6, 2025, the Company received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that, as a result of Ms. Du’s appointment to the Board and the audit committee, the Company has regained compliance with the audit committee requirement for continued listing on Nasdaq set forth in Nasdaq Listing Rule 5605(c)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phunware, Inc.

Date:	March 6, 2025	By:	/s/ Stephen Chen
Stephen Chen Interim Chief Executive Officer